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                                                                 Exhibit 10.13.2

                                FIRST AMENDMENT
                                       TO
                        MASTER EQUIPMENT LEASE AGREEMENT

     This FIRST AMENDMENT, dated as of May 2, 2000 (the "AMENDMENT"), to MASTER EQUIPMENT LEASE AGREEMENT, dated as of September 15, 1999 (the "LEASE AGREEMENT"), is entered into by and among GATX TELECOM INVESTORS I, L.L.C. ("LESSOR"), TELERGY NETWORK SERVICES, INC. ("LESSEE"), and TELERGY, INC. ("PARENT").

                                    RECITAL

     A. The Lessee has requested that Lessor amend the Lease Agreement as provided herein and Lessor has agreed to do so subject to the terms and conditions of this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lessee and Lessor hereby agree as follows:

     1. Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Lease Agreement shall have the respective meanings given to those terms in the Lease Agreement. Other rules of construction set forth in the Lease Agreement, to the extent not inconsistent with this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. Amendment to Lease Agreement and Release. Upon the satisfaction of the conditions set forth in Section 3 hereof, the Lessee and Lessor hereby agree as follows:

          (a) Exhibit H (Revenue Projection Schedule) to the Lease Agreement is hereby replaced by a new Exhibit H attached hereto as Exhibit A.

          (b) Section 12(d) to the Lease Agreement is hereby amended and restated in its entirety to read as follows:

          "FINANCIAL AND OPERATING COVENANTS OF PARENT. So long as the Obligations remain outstanding or Lessor's Commitment has not been terminated, Parent shall maintain (unless any of the following covenants shall have been expressly amended in connection with the approval by Lessor of a Revised Business Plan):

               (i) Revenue. Revenue for the most recently completed quarter of not less than 80% of projections for such quarter set forth on the Revenue Projection Schedule.

               (ii) EBITDA. Actual quarterly EBITDA for the most recently completed quarter of not greater than 120% of EBITDA (while EBITDA is projected be negative) as set forth on the Revenue Projection Schedule for such quarter and actual quarterly EBITDA of
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not less than 80% of projected EBITDA (while EBITDA is projected to be positive) as set forth on the Revenue Projection Schedule for such quarter.

               (iii) Completion of Fiber. Actual completed and operational route fiber miles as of any date of not less than 80% of projected completed and operational route fiber miles as reflected on the Fiber Projection Schedule for such date."

     3. Condition to Effectiveness. The Amendment shall be effective as of the date hereof, upon:

          (a)  the delivery to Lessor of this Amendment duly executed by Lessee;

          (b) the delivery to Lessee of this Amendment duly executed by Lessor; and

          (c) the delivery by Lessee to Lessor of an amendment fee of $50,000.00.

     4. Effect of Amendment. On and after the date hereof, each reference to the Lease Agreement in the Lease Agreement or in any other document shall mean the Lease Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lessor, nor constitute a waiver of any provision of the Lease Agreement.

     5. Representations and Warranties. Lessee and Parent hereby represent and warrant to Lessor that:

          (a) Each of Lessee and Parent is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) Each of Lessee and Parent has the full corporate power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this Amendment and perform the terms hereof; (iii) there is no action, proceeding or patent claim pending or, insofar as such Lessee or Parent knows, threatened against Lessee, Parent or any of their subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of Lessee or Parent; and (iv) this Amendment has been duly executed and delivered by such Lessee and constitutes the valid, binding and enforceable obligation of Lessee and Parent.

          (b) No Default or Event of Default under the Lease Agreement has occurred and is continuing.

     6. Special Covenant of Lessee and Parent. Lessee and Parent hereby undertake to use their respective best efforts to cause any restrictions on the utilization of the full commitment under the Lease Agreement to be removed. On the removal of such restrictions, Lessee and Parent agree, subject to the Lease Agreement, to utilize the full remaining commitment.

     7. Full Force and Effect. Except as amended above, the Lease Agreement remains in full force and effect.

     8. Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

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     10.  Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed as of the day and year first above written.

Lessor:                                 GATX TELECOM INVESTORS I, L.L.C.

                                        By:    GATX Capital Corporation
                                        Its:   Managing Member



                                        By:  /s/  James Glen White
                                           --------------------------------
                                        Name:     James Glen White
                                        Title:    Vice President


Lessee:                                 TELERGY NETWORK SERVICES, INC.


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:


Parent and Guarantor:                   TELERGY, INC.


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

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